SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 11, 2004


                         VOLT INFORMATION SCIENCES, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          New York                          1-9232                13-5658129
---------------------------------   -----------------------   ------------------
(State or Other Jurisdiction             (Commission          (I.R.S. Employer
      of Incorporation)                  File Number)        Identification No.)



560 Lexington Avenue, New York, New York                            10022
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (212) 704-2400
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.
---------------------------------------------------

On June 11, 2004, VoltDelta, a wholly owned subsidiary of the Company, issued a joint press release with Nortel Networks announcing that both VoltDelta and Nortel had entered into an agreement under which Nortel would contribute certain assets and liabilities of its directory and operator services business to VoltDelta and would receive a minority equity interest in VoltDelta. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
-------    ---------------------------------

         (a) Financial statements of business acquired:

             Not applicable.

         (b) Pro forma financial information:

             Not applicable.

         (c) Exhibits:

             99.1   Joint Press Release dated June 11, 2004.




                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VOLT INFORMATION SCIENCES, INC.


Date     June 14, 2004            By:  /s/ James J. Groberg
                                       -----------------------------------------
                                        James J. Groberg
                                        Senior Vice President

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number   Description
------   -----------

99.1     Joint Press Release dated June 11, 2004



                                       3